CarMax Outlines Strategy to Strengthen Core Operations and Deliver Robust Growth
Highlights plan to improve the customer offering and experience, increase value per transaction, and lower costs
Targets mid-single-digit used retail unit CAGR and mid-teens adjusted EPS CAGR through fiscal 2030

RICHMOND, Va., November 3, 2026 – CarMax, Inc. (NYSE: KMX) will host its Strategic Update webcast today beginning at 8:00 a.m. ET and concluding at approximately 9:30 a.m. ET.
Keith Barr, President and CEO, Enrique Mayor-Mora, Executive Vice President, CFO and Jon Daniels, Executive Vice President, CarMax Auto Finance will detail the Company’s Shift into GEAR growth strategy and multi-year financial framework.
During the presentation, management will discuss:
•Shift into GEAR growth initiatives designed to deliver highly competitive pricing, greater selection, faster vehicle availability, and a more connected digital-to-store customer experience
•CAF’s disciplined expansion into Tier 2 lending, more flexible funding capabilities, and enhanced protection plan offerings that increase value per transaction
•Actions lowering reconditioning and logistics costs to support CarMax’s competitive offering and driving efficiencies in SG&A to self-fund investments and deliver strong operating leverage
•Multi-year financial framework linking Shift into GEAR execution to key targets that generate durable shareholder value creation
“CarMax has a unique foundation: an iconic and trusted brand, unmatched physical and digital scale, an integrated business model, and an award-winning culture,” said Keith Barr, President and CEO. “Shift into GEAR is about strengthening our core operations and getting the most from these advantages. Built around four connected pillars: Great Offering, Easy Experience, Add Value and Run Lean, our plan is designed to win more customers, increase value per transaction and lower costs to support competitive pricing and drive operating leverage. We expect these initiatives to drive sustained market share gains and earnings growth while positioning CarMax to realize its significant longer-term potential.”
“We are introducing a multi-year financial framework that connects Shift into GEAR to stronger financial performance and shareholder value creation,” said Enrique Mayor-Mora, Executive Vice President, CFO. “Our framework targets mid-single-digit used retail unit CAGR and mid-teens adjusted EPS CAGR through fiscal 2030 using fiscal 2026 as a base while maintaining a strong balance sheet and returning excess capital to shareholders in a disciplined manner.”
Webcast Details
A link to the live webcast and presentation materials will be available today at approximately 8:00 a.m. ET at https://join.eventcastplus.com/eventcastplus/carmax-strategic-update. Registration is required. An archived replay of the webcast will be available shortly after it concludes.

About CarMax
CarMax, the nation’s largest retailer of used autos, has earned customers’ trust for more than 30 years by leading with integrity, transparency and honesty. CarMax continues to redefine car buying and selling for millions of customers, delivering the easy and confident experience they love. CarMax has more than 255 store
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CarMax, Inc.

locations, approximately 28,000 associates, and is proud to have been recognized for 22 consecutive years as one of the Fortune 100 Best Companies to Work For®. During the fiscal year that ended February 28, 2026, CarMax sold approximately 780,000 used vehicles and 540,000 wholesale vehicles at its auctions. In addition, CarMax Auto Finance originated $8 billion in auto loans during fiscal 2026, adding to its $16 billion portfolio. CarMax is committed to helping its communities thrive and reducing the environmental footprint of its operations. Learn more in the 2026 Responsibility Report. For more information, visit www.carmax.com.

Forward-Looking Statements

We caution readers that the statements contained in this release that are not statements of historical fact, including statements about our future business plans, operations, challenges, opportunities or prospects, including without limitation any statements or factors regarding our recent leadership transition, strategy for growth, operating capacity, sales, inventory, market share, financial and operational targets and goals, revenue, margins, expenses, liquidity, loan originations, capital expenditures, share repurchase plans, debt obligations or earnings, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the use of words such as “anticipate,” “believe,” “commit,” “could,” “enable,” “encourage,” “estimate,” “expect,” “focus on,” “intend,” “may,” “on track,” “outlook,” “plan,” “position,” “predict,” “should,” “target,” “will” and other variations of these words or similar expressions, whether in the negative or affirmative. Such forward-looking statements are based upon management’s current knowledge, expectations and assumptions and involve risks and uncertainties that could cause actual results to differ materially from anticipated results. Among the factors that could cause actual results and outcomes to differ materially from those contained in the forward-looking statements are the following:
•Changes in the competitive landscape and/or our failure to successfully adjust to such changes.
•Changes in general or regional U.S. economic conditions, including economic downturns, inflationary pressures, fluctuating interest rates, tariffs, the effect of trade policies or related uncertainties, and the potential impact of international events (including the conflict in the Middle East).
•Changes in the availability or cost of capital and working capital financing, including changes related to the asset-backed securitization market.
•Events that damage our reputation or harm the perception of the quality of our brand.
•Significant changes in prices of new and used vehicles.
•A reduction in the availability of or access to sources of inventory or a failure to expeditiously liquidate inventory.
•The failure or inability to realize the expected benefits and objectives associated with our strategy for growth.
•Our inability to realize the benefits associated with our sales platform or initiatives designed to leverage evolving technologies, including AI.
•Our ability to repurchase shares of common stock at planned levels.
•Factors related to geographic and sales growth, including the inability to effectively manage our growth.
•Our inability to recruit, develop and retain associates and maintain positive associate relations.
•The loss of key associates from our store, regional or corporate management teams, the failure to effectively execute key executive succession plans, disruptions associated with leadership transitions, or a significant increase in labor costs.
•Changes in economic conditions or other factors that result in greater credit losses for CAF’s portfolio of auto loans than anticipated.
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CarMax, Inc.

•The failure or inability to realize the benefits associated with our strategic investments.
•Changes in consumer credit availability provided by our third-party finance providers.
•Changes in the availability of extended protection plan products from third-party providers.
•The performance of the third-party vendors we rely on for key components of our business.
•Adverse conditions affecting one or more automotive manufacturers.
•The inaccuracy of estimates and assumptions used in the preparation of our financial statements, or the effect of new accounting requirements or changes to U.S. generally accepted accounting principles.
•The failure or inability to adequately protect our intellectual property.
•The occurrence of severe weather events.
•The failure or inability to meet our environmental goals or satisfy related disclosure requirements.
•Factors related to the geographic concentration of our stores.
•Security breaches or other events that result in the misappropriation, loss or other unauthorized disclosure of confidential customer, associate or corporate information.
•The failure of or inability to sufficiently enhance key information systems.
•Factors related to the regulatory and legislative environment in which we operate.
•The effect of evolving regulations, disclosure requirements, standards and expectations relating to environmental, social and governance matters.
•The effect of various litigation matters.
•The volatility in the market price for our common stock.
•The impact of shareholder activism.

For more details on factors that could affect expectations, see our Annual Report on Form 10-K for the fiscal year ended February 28, 2026, and our quarterly or current reports as filed with or furnished to the U.S. Securities and Exchange Commission. Our filings are publicly available on our investor information home page at investors.carmax.com. Requests for information may also be made to the Investor Relations Department by email to investor_relations@carmax.com or by calling (804) 747-0422 x7865. We undertake no obligation to update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Contacts:

Investors:
    David Lowenstein, Vice President, Investor Relations
    investor_relations@carmax.com, (804) 747-0422 x7865

Media:
    pr@carmax.com, (855) 887-2915

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